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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):

                               September 22, 1998
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                         Wherehouse Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)
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     Delaware                      0-22289                       95-4608339
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(State or other jurisdiction       (Commission                   (IRS Employer
   of incorporation)                File Number)             Identification No.)

                             19701 Hamilton Avenue
                              Torrance, California                    90502-1334
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                    (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
                                 1-310-538-2314
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Item 4. Changes in Registrant's Certifying Accountant.

Wherehouse Entertainment, Inc. (the "Registrant"), on September 22, 1998, dismissed its independent accountant, Ernst & Young LLP and selected Deloitte & Touche LLP as its independent accountant to audit its financial statements for the year ending January 31, 1999. All descriptions contained herein of communications between the Registrant and third parties and reports of third parties are qualified in their entirety by the text of the communications and reports referred to herein.

The decision to select Deloitte & Touche LLP was unanimously recommended by the Registrant's Audit Committee and unanimously approved by the Registrant's Board of Directors.

Ernst & Young LLP's report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Registrant for each of the two fiscal years ended January 31, 1998, and in the subsequent interim periods, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K and no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures that, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the matter in their report.

The Registrant has authorized Ernst & Young LLP to fully respond to any inquiries by the Registrant's new independent auditor, Deloitte and Touche LLP.

Item 7. Exhibits

The following exhibits are attached:

Exhibit 16    Letter re change in certifying accountant.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Wherehouse Entertainment, Inc.
                                                 (Registrant)


                                        By: /s/ Antonio C. Alvarez, II
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                                                Antonio C. Alvarez, II

                                        Its: Chairman of the Board, Chief
                                             Executive Officer and President